OPPENHEIMER ETF TRUST

Oppenheimer Ultra Dividend Revenue ETF

Supplement dated April 13, 2018 to the
Prospectus dated October 27, 2017

This supplement amends the Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus.

1.	The first paragraph of the section titled “The Fund Summaries”—"Oppenheimer Ultra Dividend Revenue ETF”—"The Fund’s Past Performance” is deleted in its entirety and replaced with the following:

The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the Underlying Index, which the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information includes periods during which the methodology employed to construct the Underlying Index was different from the methodology that is currently followed by the Fund and described in the prospectus. Performance shown below that includes those periods was higher than if the current methodology had been used to construct the Underlying Index. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.

2.	The section titled “More About the Funds”—"Strategies Specific to Each Fund”—"Oppenheimer Ultra Dividend Revenue ETF” is deleted in its entirety and replaced with the following:

Oppenheimer Ultra Dividend Revenue ETF

Exchange Trading Symbol: RDIV	Cusip Number: 68386C 401

The S&P 900® Index, Oppenheimer Ultra Dividend Revenue ETF’s Parent Index, combines the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large-mid cap universe of the U.S. equity market. The S&P 500® Index is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by S&P Dow Jones Indices LLC. The S&P MidCap® 400 Index is a stock market index comprised of common stock of 400 mid-sized companies selected by S&P Dow Jones Indices LLC. As of September 30, 2017, the largest market capitalization of a company in the S&P 900® Index was approximately $796.065 billion and the smallest market capitalization was approximately $899.17 million. The average market capitalization of companies in the S&P 900® Index on this date was approximately $26.911 billion and the median market capitalization was approximately $9.186 billion. As of September 30, 2017, the largest market capitalization of a company in the OFI Revenue Weighted Ultra Dividend Index™ was approximately $240.495 billion and the smallest market capitalization was approximately $925.7 million. The average market capitalization of companies in the OFI Revenue Weighted Ultra Dividend Index™ as of September 30, 2017 was approximately $22.619 billion and the median market capitalization was approximately $6.475 billion.

The OFI Revenue Weighted Ultra Dividend Index™ is constructed by calculating the average of the 1-year trailing dividend yields for the current quarter and each of the past three quarters for each constituent security of the Parent Index, excluding securities that have issued a special dividend over that time period. Dividend yield is calculated using a stock’s dividend divided by its price. This universe of securities is narrowed through a quantitative screen, and the top 60 securities are selected and are then re-weighted according to the revenue earned by the companies, subject to a maximum 5% per company weighting. The number of securities may be less or more than 60 during a quarter if securities are removed from or added to the Parent Index, and therefore the Underlying Index. The methodologies used to construct the Underlying Index changed in June 2016 and April 2018. Investment performance of the Fund and the Underlying Index would have been different for periods prior to such changes if the Underlying Index had been consistently constructed using only the methodology described above. In particular, the performance of the Underlying Index for the period from the June 2016 change through the April 2018 change was higher than if there had never been a methodology change in June 2016. The Index Provider makes publicly available additional information regarding the construction of the Underlying Index over time.

The Fund will concentrate its investments in a particular industry or group of industries, such as the utilities industry, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.

The Fund's Underlying Index, the OFI Revenue Weighted Ultra Dividend Index™, strives to mitigate liquidity risk associated with investments in medium capitalization companies by using an S&P® index as a benchmark index. Though revenue weighting may, during momentum markets, result in heavier allocation to less liquid securities within a corresponding S&P® index, investing in securities included in the benchmark S&P® index helps mitigate the overall liquidity risk because S&P Dow Jones Indices LLC uses liquidity as a primary screening factor in selecting the constituent securities of its indexes.

April 13, 2018	PS0000.190